Exhibit 10.22
SCHEDULE OF WARRANTS
SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS
TO THE FORM OF WARRANT FILED AS
EXHIBIT 10.21 TO THIS REGISTRATION STATEMENT ON FORM S-1
PURSUANT TO
INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K
     In accordance with the Instructions to Item 601 of Regulation S-K, the Registrant has omitted filing certain warrants issued by Mirion Technologies, Inc. to purchase Shares of its common stock as exhibits to this Registration Statement on Form S-1 because they are substantially identical in all material respects to the Form of Warrant filed as Exhibit 10.21.

	Certificate	Number of Shares
Warrant Holder	Number	Issuable on Exercise	Exercise Price	Date of Issuance
Michael S. Wilson	W-2	1,091	$0.01	January 1, 2006
Philippe Destenbert	W-3	18,012	$0.01	January 1, 2006
Thomas D. Logan	W-4	4,063	$0.01	January 1, 2006
American Capital Equity I, LLC	W-5	113,017	$0.001	October 3, 2006
American Capital Strategies, Ltd.	W-7	2,538	$0.001	October 3, 2006
American Capital Strategies, Ltd.	W-8	219,618	$0.001	October 3, 2007
American Capital Equity II, LP	W-9	44,089	$0.001	October 3, 2007